UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2026

TERRA PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-40496	81-0963486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 West 28th Street, 12th Floor

New York New York 10001

(Address of principal executive offices, including zip code)

(212) 753-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.00% Notes due 2026	TPTA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 Regulation FD Disclosure.

Cash Flow Projections

On June 10, 2026, Terra Property Trust, Inc., a Maryland corporation (the “Company”), as part of Amendment No. 2 to its Form S-4 (the “Amendment”) for its previously announced exchange offer (the “Exchange Offer”) to exchange all validly tendered unsecured 6.00% Senior Notes due June 30, 2026, issued by the Company (the “Existing Notes”) for a combination of (i) new 11.00% Senior Secured Notes due July 1, 2027 to be issued by the Company (the “Exchange Notes”) and (ii) cash, disclosed certain information relating to its cash flow projections. Capitalized terms used but not defined herein have the meanings ascribed to them in the Amendment.

Based on the Company’s current projections, from April 1, 2026 through September 30, 2026, it expects aggregate cash inflows from its portfolio of approximately $47.1 million and aggregate cash outflows from its portfolio of (i) approximately $51.9 million, assuming participation in the Exchange Offer only by holders representing approximately $35.8 million (or 65.7% of the aggregate principal amount) of the outstanding Existing Notes that have provided a non-binding indication of interest regarding participation in the Exchange Offer, or (ii) approximately $37.9 million, assuming all holders of Existing Notes participate in the Exchange Offer, in each case excluding transaction expenses. Significant projected cash outflows during this period include approximately $27.7 million, assuming participation only by holders representing approximately $35.8 million (or 65.7% of the aggregate principal amount) of the outstanding Existing Notes that have provided a non-binding indication of interest regarding participation in the Exchange Offer, or approximately $13.6 million, assuming full participation in the Exchange Offer, in each case relating to cash payments in respect of Existing Notes in June 2026, approximately $13.3 million relating to the repayment of a secured borrowing associated with a multifamily equity investment in September 2026 in connection with the anticipated monetization of such investment, approximately $1.6 million relating to capital contributions to an equity investment, and the remainder primarily comprised of scheduled debt service, operating expenses and other corporate expenditures. Significant projected cash inflows during this period include approximately $5.7 million from the partial repayment of a mezzanine loan secured by an infill land property expected in June 2026, approximately $6.0 million of projected distributions from certain equity and preferred equity investments expected during May and June 2026, approximately $4.1 million from the disposition of an industrial equity investment completed during April 2026 and approximately $31.6 million from the anticipated monetization of a multifamily equity investment expected in September 2026. These projections are based on current assumptions and expectations and are subject to change. There can be no assurance that any anticipated repayments, dispositions, monetizations, distributions or other liquidity events will occur on the timing currently anticipated, on the terms currently contemplated or at all.

The information included in this Item 7.01 to this Current Report on Form 8-K is deemed “furnished” and not filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01  Other Events.

On June 11, 2026, the Company issued a press release announcing the extension of its previously announced Exchange Offer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Forward-Looking Statements

This press release contains certain forward-looking statements with respect to the Company. Forward-looking statements are statements that are not descriptions of historical facts and include statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because such statements include risks, uncertainties and contingencies, actual results may differ materially and in adverse ways from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, without limitation, the following: the Company’s expected financial performance, operating results and the Company’s ability to make distributions to its stockholders in the future; the Company’s expectations concerning its liquidity and capital resources, including the Company’s ability to meet its obligations as they become due, including the Company’s ability to address upcoming maturities of its indebtedness, including the Existing Notes, through cash on hand, the Exchange Offer, any concurrent or future financing transactions, including the terms and conditions (including collateral) of any future financings, cash flow from operations or other sources of liquidity; the level of participation in the Exchange Offer; changes in the Company’s investment objectives and business strategy; the Company’s ability to consummate the Exchange Offer on the proposed terms or on the anticipated timeline, or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Exchange Offer; risks related to diverting the attention of the Company’s management from ongoing business operations; the ability of the Exchange Notes to be approved for listing on the New York Stock Exchange; the Company’s ability to repay any Existing Notes that remain outstanding after the consummation of the Exchange Offer; the uncertainty of expected future financial performance and results of the Company; general adverse economic and real estate conditions; volatility in the Company’s industry, interest rates and spreads, the debt or equity markets, the general economy or the real estate market specifically, whether the results of market events or otherwise; legislative and regulatory changes, including changes to laws governing the taxation of REITs; changes in interest rates and the market value of the Company’s assets; competition in the real estate industry; changes in accounting principles generally accepted in the U.S.; policies and guidelines applicable to REITs; the availability of financing on acceptable terms or at all; pandemics and other health concerns and the measures intended to prevent their spread; and the potential material adverse effect these matters may have on the Company’s business, results of operations, cash flows and financial condition. Additional information concerning the Company and its business, including additional factors that could materially and adversely affect the Company’s financial results, include, without limitation, the risks described under Part I, Item 1A - Risk Factors, in the Company’s 2025 Annual Report on Form 10-K, under Part II, Item 1A - Risk Factors, in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, under “Risk Factors” in the Amendment, and in the Company’s other filings with the Securities and Exchange Commission.

Item 9.01 - Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated June 11, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA PROPERTY TRUST, INC.

Date: June 11, 2026	By:	/s/ Gregory Pinkus
	Name:	Gregory Pinkus
	Title:	Chief Financial Officer